Exhibit d(1)
Execution Version

HSBC HOLDINGS PLC,
as Issuer
THE BANK OF NEW YORK MELLON, LONDON BRANCH
as Trustee
HSBC BANK USA, NATIONAL ASSOCIATION,
as Paying Agent and Registrar
INDENTURE
Dated as of August 1, 2014
Contingent Convertible Securities

Execution Version
HSBC HOLDINGS PLC
Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and Indenture, dated as of August 1, 2014.

Trust Indenture Act Section		Indenture Section
§310	(a)(1)	6.09
	(a)(2)	6.09
	(a)(3)	Not Applicable
	(a)(4)	Not Applicable
	(b)	6.08
		6.10
§311	(a)	6.13
	(b)	6.13
§312	(a)	7.01
		7.02(a)
	(b)	7.02(b)
	(c)	7.02(c)
§313	(a)	7.03(a)
	(b)	7.03(a)
	(c)	1.06, 7.03(a)
	(d)	7.03(b)
§314	(a)	7.04, 10.07
	(b)	Not Applicable
	(c)(1)	1.02
	(c)(2)	1.02
	(c)(3)	Not Applicable
	(d)	Not Applicable
	(e)	1.02
	(f)	Not Applicable
§315	(a)	6.01, 6.03
	(b)	6.02
	(c)	5.04, 6.01
	(d)(1)	6.01, 6.03
	(d)(2)	6.01, 6.03
	(e)	5.14
§316	(a)(1)(A)	5.02, 5.12
	(a)(1)(B)	5.13
	(a)(2)	Not Applicable
	(a)(last sentence)	1.01
	(b)	5.08
§317	(a)(1)	5.03
	(a)(2)	5.04
	(b)	10.03
§318	(a)	1.07
NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

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TABLE OF CONTENTS
(continued)
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TABLE OF CONTENTS
(continued)
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INDENTURE, dated as of AUGUST 1, 2014, between HSBC HOLDINGS PLC, a public limited company duly organized and existing under the laws of England and Wales, as issuer (the “Company”), having its principal office at 8 Canada Square, London E14 5HQ, England, THE BANK OF NEW YORK MELLON, LONDON BRANCH, a New York banking corporation, as trustee (the “Trustee”), having its principal corporate trust office located at 101 Barclay Street, Floor 7-East, New York, New York 10286, and its Corporate Trust Office (as defined herein) at One Canada Square, London E14 5AL, and HSBC BANK USA, NATIONAL ASSOCIATION, as Paying Agent and Registrar (each as defined herein) (the “Agent”), having its principal office at 452 Fifth Avenue, 8E6, New York, New York 10018.
RECITALS OF THE COMPANY
The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its contingent convertible securities (herein called the “Contingent Convertible Securities”), to be issued in one or more series as in this Indenture provided.
All things necessary to make this Indenture a valid and binding agreement of the Company, in accordance with its terms, have been done.
NOW, THEREFORE, THIS INDENTURE WITNESSETH:
For and in consideration of the premises and the purchase of the Contingent Convertible Securities by the Holders (as defined herein), it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders, as follows:
ARTICLE 1
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION
Section 1.01 Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:
(a)the terms defined in this Article have the meanings assigned to them in this Article, unless otherwise specified pursuant to Section 3.01 with respect to the Contingent Convertible Securities of any series, and include the plural as well as the singular;
(b)all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;
(c)all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term “generally accepted accounting principles” with respect to any computation required or permitted hereunder shall mean International Financial Reporting Standards as adopted by the European Union at the date of such computation and as applied by the Company; and

(d)the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
Certain terms, used principally in Article 6, are defined when first used.
“Act,” when used with respect to any Holder, has the meaning specified in Section 1.04(a).
“Additional Amounts” has the meaning specified in Section 10.04(a).
“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the possession of the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling,” “controlled by” and “under common control with” have meanings correlative to the foregoing.
“Agent” has the meaning specified in the first paragraph of this Indenture.
“Agent Member” means a member of, or participant in, any Depository.
“Applicable Law” has the meaning specified in Section 10.04(d).
“Authenticating Agent” means any Person authorized by the Trustee pursuant to Section 6.14 to act on behalf of the Trustee to authenticate Contingent Convertible Securities of one or more series.
“Authorized Newspaper” means a newspaper in an official language of the country of publication customarily published at least once a day for at least five (5) days in each calendar week and of general circulation in the place in connection with which the term is used, which, in the United Kingdom, shall be The Financial Times of London, if practicable, and which, in the United States, shall be The Wall Street Journal, if practicable, and if it shall be impracticable to make any publication of any notice required hereby in any such newspaper, shall mean any publication or other notice in lieu thereof which is made or given as determined by the Trustee.
“Authorized Officer” means any executive director of the Company, the officer of the Company for the time being holding the office of Group Managing Director, Group General Manager, Adviser to the Board of Directors of the Company, Group Company Secretary or Group Treasurer or other senior executive nominated by such person holding the office of Group Chairman or Group Chief Executive or other equivalent office.
“Board of Directors” means either the board of directors, or any committee of such board duly authorized to act with respect hereto, of the Company, which board of directors or committee may, to the extent permitted by applicable law, delegate its authority.
“Board Resolution” means a copy of a resolution certified by the Secretary of the Company to have been duly adopted by the Board of Directors (or by a committee of the Board of Directors to the extent that any such committee has been authorized by the Board of Directors to establish or approve the matters contemplated) and to be in full force and effect on the date of such certification, and delivered to the Trustee. References to any matter in this Indenture being established in, by or pursuant to a Board Resolution shall include actions taken and matters established pursuant to authority granted by one or more Board Resolutions.
“Business Day” means, with respect to any Place of Payment, except as may otherwise be provided in the Contingent Convertible Securities of any particular series, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in London, England, The City of New York or in that Place of Payment are authorized or obligated by law or executive order to close.
“Calculation Agent” means the Person, if any, authorized by the Company to calculate the interest rate or other amounts from time to time in relation to any series of Contingent Convertible Securities.
“Capital Instruments Regulations” means any regulatory capital rules, regulations or standards which are in the future applicable to the Company (on a solo or consolidated basis and including any implementation thereof or supplement thereto by the Relevant Regulator from time to time) and which lay down the requirements to be fulfilled by financial instruments for inclusion in the Company’s regulatory capital (on a solo or consolidated basis) as required by (i) the CRR and/or (ii) the CRD, including (for the avoidance of doubt) any regulatory technical standards issued by the European Banking Authority.
“Code” means the U.S. Internal Revenue Code of 1986, as amended.
“Commission” means the United States Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.
“Companies Act 2006” means the Companies Act 2006 of England and Wales.
“Company” means the Person named as the “Company” in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Company” shall mean such successor corporation.
“Company Order” and “Company Request” mean, respectively, a written order or request signed in the name of the Company by any Authorized Officer and delivered to the Trustee.
“Contingent Convertible Securities” has the meaning set forth in the recitals of the Company herein and more particularly means any series of Contingent Convertible Securities issued, authenticated and delivered under this Indenture.
“Contingent Convertible Security” means one of the Contingent Convertible Securities.
“Conversion Securities” has the meaning specified in Section 3.01(bb).

“Corporate Trust Office” means the Trustee’s corporate trust office located at One Canada Square, London E14 5AL, United Kingdom, as may be replaced by the corporate trust office in which the Trustee’s corporate trust business is principally administered that is referenced in the applicable indenture supplemental hereto establishing the terms of the Contingent Convertible Securities of a series, or such other address as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Company).
The term “corporation” includes corporations, associations, companies and business trusts.
“CRD” means directive 2013/36/EU of the European Parliament and of the Council of June 26, 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC, and any successor directive.
“CRR” means regulation (EU) No 575/2013 of the European Parliament and of the Council of June 26, 2013 on prudential requirements for credit institutions and investment firms and amending regulation (EU) No 648/2012, and any successor regulation.
“Depository” means, with respect to Contingent Convertible Securities of any series issuable or issued in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depository for such Contingent Convertible Securities as contemplated by Section 3.01.
“Discount Security” means any Contingent Convertible Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of the Maturity thereof pursuant to Section 5.02.
“Dollar” or “$” or any similar reference means the coin or currency of the United States of America that as at the time of payment is legal tender for the payment of public and private debts.
“DTC” means The Depository Trust Company or its nominee.
“Euro” or “€” or any similar reference means the single currency of the participating member states in the Third Stage of European economic and monetary union pursuant to the Treaty establishing the European Community (as amended from time to time), and as defined in Article 2 of Council Regulation (EC) No. 974/98 of 3 May 1998 on the introduction of the Euro, as amended.
“Event of Default” has the meaning specified in Section 5.01.
“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, at the date as of which this instrument was executed; provided, however, that in the event the United States Securities Exchange Act of 1934 is amended after such date, “Exchange Act”

means, to the extent required by any such amendment, the United States Securities Exchange Act of 1934 as so amended.
“FATCA” means any obligation to withhold or deduct from a payment pursuant to an agreement described in Section 1471(b) of the Code or otherwise imposed pursuant to Sections 1471 through 1474 of the Code, any regulations thereunder or official interpretations thereof or any law implementing an intergovernmental approach thereto.
“FATCA Withholding Tax” has the meaning specified in Section 10.04(c).
“Foreign Currency” means a currency issued by the government of any country other than the United States of America that as at the time of payment is legal tender for the payment of public and private debts.
“Foreign Government Securities” means, with respect to Contingent Convertible Securities of any series that are denominated in a Foreign Currency, non-callable (i) direct obligations of the government that issued such Foreign Currency for the payment of which obligations its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of such government, the payment of which obligations is unconditionally guaranteed as a full faith and credit obligation of such government.
“Global Security” means with respect to Contingent Convertible Securities, a global certificate evidencing all or part of a series of Contingent Convertible Securities, authenticated and delivered to the Depository and registered in the name of the Depository or its nominee.
“Group” means the Company and its consolidated subsidiaries.
“Holder” means a Person in whose name a Contingent Convertible Security in global or definitive form is registered in the Register.
“Indenture” means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms and forms of particular series of Contingent Convertible Securities established pursuant to Section 3.01.
The term “interest,” when used with respect to a Discount Security which by its terms bears interest only after Maturity, means interest payable after Maturity.
“Interest Payment Date,” when used with respect to any Contingent Convertible Security, means the Stated Maturity of any installment of interest on such Contingent Convertible Security.
“Maturity,” when used with respect to any Contingent Convertible Security, means the date, if any, on which the principal of such Contingent Convertible Security becomes due and payable as therein or herein provided, whether at the Stated Maturity, if any, or by declaration of acceleration, call for redemption, winding up of the Company or otherwise.

“Officer’s Certificate” means a certificate signed by any Authorized Officer and delivered to the Trustee.
“Opinion of Counsel” means a written opinion of legal advisors, who may be legal advisors for the Company or other legal advisors, such opinion to be acceptable to the Trustee.
“Outstanding,” when used with respect to Contingent Convertible Securities or any series of Contingent Convertible Securities means, as of the date of determination, all Contingent Convertible Securities or all Contingent Convertible Securities of such series, as the case may be, theretofore authenticated and delivered under this Indenture, except:
(i)Contingent Convertible Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;
(ii)Contingent Convertible Securities, or portions thereof, for whose payment or redemption money, U.S. Government Obligations or Foreign Government Securities in the necessary amount have been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Contingent Convertible Securities; provided, that, if such Contingent Convertible Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and
(iii)Contingent Convertible Securities which have been paid pursuant to Section 11.06 or in exchange for or in lieu of which other Contingent Convertible Securities have been authenticated and delivered pursuant to this Indenture;
provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Contingent Convertible Securities of any series have given any request, demand, authorization, direction, notice, consent or waiver or taken any other action hereunder, (i) the principal amount of a Contingent Convertible Security denominated in a Foreign Currency shall be the Dollar equivalent, determined in the manner provided as contemplated by Section 3.01 on the date of original issuance of such Contingent Convertible Security, of the principal amount of such Contingent Convertible Security; and (ii) Contingent Convertible Securities beneficially owned by the Company or any other obligor upon the Contingent Convertible Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or taking any such action, only Contingent Convertible Securities which the Trustee knows to be so beneficially owned shall be so disregarded; provided further, however, that Contingent Convertible Securities so beneficially owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Contingent Convertible Securities and that the pledgee is not the Company or any other obligor upon the Contingent Convertible Securities or any Affiliate of the Company or of such other obligor.

“Paying Agent” means any Person (which may include the Company) authorized by the Company to pay the principal of (and premium, if any) or interest, if any, on any Contingent Convertible Securities on behalf of the Company. Initially, HSBC Bank USA, National Association, shall act as Paying Agent.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.
“Place of Payment,” when used with respect to the Contingent Convertible Securities of any series, means the place or places where the principal of (and premium, if any) and interest, if any, on the Contingent Convertible Securities of that series are payable as specified pursuant to Section 3.01 or, if not so specified, as specified in Section 10.02.
“Predecessor Security” of any particular Contingent Convertible Security means every previous Contingent Convertible Security evidencing all or a portion of the same debt as that evidenced by such particular Contingent Convertible Security; and, for the purposes of this definition, any Contingent Convertible Security authenticated and delivered under Section 3.06 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Contingent Convertible Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Contingent Convertible Security.
“PRA” means the Prudential Regulation Authority of the United Kingdom.
“Redemption Date,” when used with respect to any Contingent Convertible Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.
“Redemption Price,” when used with respect to any Contingent Convertible Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.
“Register” and “Registrar” have the respective meanings specified in Section 3.05(a).
“Regular Record Date” for any interest payable on any Interest Payment Date on Contingent Convertible Securities of any series means the date specified for that purpose pursuant to Section 3.01.
“Relevant Regulator” means the PRA or any successor entity primarily responsible for the prudential supervision of the Company.
“Responsible Officer,” when used with respect to the Trustee, means any director, vice president, any assistant vice president, any assistant treasurer or any other officer in the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case that has direct responsibility for administering this Indenture, or, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

“Stated Maturity,” when used with respect to any Contingent Convertible Security, principal thereof or any installment of interest thereon, means the date, if any, specified in, or determined in accordance with the terms of, such Contingent Convertible Security as the fixed date on which the principal of such Contingent Convertible Security or such installment of interest is payable.
“Subsidiary” has the meaning attributed thereto by Section 1159 of the Companies Act 2006.
“Taxes” has the meaning specified in Section 10.04(a).
“Taxing Jurisdiction” has the meaning specified in Section 10.04(a).
“Trustee” means the Person named as the “Trustee” in the first paragraph of this instrument until a successor trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter “Trustee” shall mean the Person who is then the Trustee hereunder, and if at any time there is more than one such Person, “Trustee” shall mean and include each such Person; and “Trustee” as used with respect to the Contingent Convertible Securities of any series shall mean the Trustee with respect to the Contingent Convertible Securities of such series.
“Trust Indenture Act” means the United States Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this instrument was executed, provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, “Trust Indenture Act” means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.
“UK Bail-in Power,” when used with respect to any Contingent Convertible Security of a series, shall have the meaning specified in the indenture supplemental hereto establishing the terms of the Contingent Convertible Securities of such series.
“UK Resolution Authority,” when used with respect to any Contingent Convertible Security of a series, shall have the meaning specified in the indenture supplemental hereto establishing the terms of the Contingent Convertible Securities of such series.
“United Kingdom” or “UK” means the United Kingdom of Great Britain and Northern Ireland.
“United States of America” or “U.S.” means the United States of America and, except in the case of Sections 6.09 and 6.14, its territories and possessions.
“U.S. Government Obligations” means (a) any security which is (i) a direct obligation of the United States of America for the payment of which the full faith and credit of the United States of America is pledged or (ii) an obligation of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (b) any depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities

Act) as custodian with respect to any U.S. Government Obligation which is specified in (a) above and held by such bank for the account of the holder of such depositary receipt, or with respect to any specific payment of principal of or interest on any U.S. Government Obligation which is so specified and held, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal or interest evidenced by such depositary receipt.
“vice president,” when used with respect to the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title “vice president.”
“Withholding Information” has the meaning specified in Section 10.05.
Section 1.02 Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of the legal advisor rendering such opinion all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.
Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, other than certificates provided pursuant to Section 10.07, shall include:
(a)a statement that each Person signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;
(b)a statement that, in the opinion of each such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and
(c)a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.
Section 1.03 Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.
Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, legal advisors, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of, or representations by, legal advisors may be based, insofar as it relates to factual matters or information that is in the possession of the Company, upon a certificate or opinion of, or representations by, an officer or officers of the Company with respect to such factual matters or information, unless such legal advisors know, or in the exercise of reasonable care should know, that the certificate or opinion or representation with respect to such matters is erroneous.
Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.
Section 1.04 Acts of Holders.
(a)Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or any other evidence as the Trustee deems acceptable in its reasonable discretion or is customary in respect of DTC; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, when it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.
(b)The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.
(c)If the Company shall solicit from the Holders of any series any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution or other means, fix in advance a record date for purposes of determining the identity of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company’s discretion. If such a record date is fixed, such request, demand, authorization, direction, notice, consent and waiver or other Act may be sought or given before or after the record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purpose of determining whether Holders of the requisite proportion of Contingent Convertible Securities of such series Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Contingent Convertible Securities of such series Outstanding shall be computed as of such record date.
(d)The ownership of Contingent Convertible Securities shall be proved by the Register.
(e)Any request, demand, authorization, direction, notice, consent, waiver or other Act of any Holder shall bind every future Holder of the same Contingent Convertible Security and the Holder of every Contingent Convertible Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Contingent Convertible Security or such other Contingent Convertible Security.
Section 1.05 Notices, etc. to Trustee and Company. Any request, demand, authorization, direction, notice, consent, waiver or other Act or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,
(a)the Trustee by any Holder, by the Company or by the Agent shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or filed in writing to the Trustee at its Corporate Trust Office, with a copy to The Bank of New York Mellon, Merck House, Seldown, Poole, Dorset BH15 1PX, United Kingdom, or if by the Company, via electronic communication such as facsimile (Attention: Global Corporate Trust; facsimile no. +44 (0) 20 7964 2536), and followed by a hard copy delivered by guaranteed overnight delivery courier;
(b)the Company by the Trustee, by any Holder or by the Agent shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or, in the case of electronic communication, transmitted, to the Company marked for the attention of the Group Company Secretary and addressed to it at the address of its principal office specified in the first paragraph of this instrument or at any other address previously furnished in writing to the Trustee by the Company; or
(c)the Agent by the Trustee, by any Holder or by the Company shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, or via facsimile (Attention: Corporate Trust & Loan Agency; facsimile no. +44 (0) 20-7964-2536) and mailed, first-class postage prepaid, or, in the case of electronic communication, transmitted, to he Agent addressed to it at the address of its principal office specified in the first paragraph of this instrument.
The Trustee agrees to accept and act upon instructions or directions pursuant to this Indenture sent by unsecured e-mail, Portable Document Format (PDF), facsimile transmission or other similar unsecured electronic methods, provided, however, that the Trustee shall have received from the Company an incumbency certificate listing persons designated to give such instructions or directions and containing the titles and specimen signatures of such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Company elects to give the Trustee e-mail or facsimile instructions (or instructions by a similar electronic method) and the Trustee in its discretion elects to act upon such instructions, the Trustee’s understanding of such instructions shall be deemed controlling. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such instructions notwithstanding a conflict or inconsistency between such instructions and a subsequent written instruction. The Company agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.
Section 1.06 Notice to Holders; Waiver. When this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided), in the case of Global Securities, if given in accordance with the applicable procedures of the Depository and, in the case of all Contingent Convertible Securities, if given in writing and mailed, first-class postage prepaid, to each Holder affected by such event in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act with respect to reports pursuant to Section 7.03(a) of this Indenture, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.
For so long as the Contingent Convertible Securities of any series are represented by Global Securities, the Company shall deliver a copy of all notices with respect to such series to the Depository for such Contingent Convertible Security (or its designee).
When notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be determined by the Trustee shall constitute a sufficient notification for every purpose hereunder.
Section 1.07 Conflict With Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required thereunder to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be. If at any future time any provision required to be included herein by the Trust Indenture Act as in force at the date as of which this Indenture was executed or any limitation imposed by the Trust Indenture Act at such date on any provision otherwise included herein would not be so required or imposed (in whole or in part) if this Indenture were executed at such future time, the Company and the Trustee may enter into one or more indentures supplemental hereto pursuant to Section 9.01 to change or eliminate (in whole or in part) such provision or limitation of this Indenture in conformity with the requirements of the Trust

Indenture Act as then in force; provided that no provision or limitation required to be included herein by Sections 310(a)(1) and (a)(2), 315(a), (c), (d)(1), (d)(2), (d)(3) and (e), 316(a)(1)(A), (a)(1)(B), (a)(2), (a) (last sentence) and (b) of the Trust Indenture Act as in force at the date as of which this Indenture was executed may be so changed or eliminated unless such provision or limitation of this Indenture is required to be so changed or eliminated by the Trust Indenture Act as in effect at such future time (and therefore is not subject to grandfathering provisions or exceptions).
Section 1.08 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.
Section 1.09 Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not. All covenants and agreements in this Indenture by the Trustee shall bind its successors and assigns, whether so expressed or not.
Section 1.10 Separability Clause. In case any provision in this Indenture or in the Contingent Convertible Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 1.11 Benefits of Indenture. Nothing in this Indenture or in the Contingent Convertible Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.
Section 1.12 Governing Law. THIS INDENTURE AND THE CONTINGENT CONVERTIBLE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT FOR ANY SUBORDINATION PROVISIONS APPLICABLE TO THE CONTINGENT CONVERTIBLE SECURITIES OF A SERIES PURSUANT TO SECTION 3.01 HEREOF AND THE AUTHORIZATION AND EXECUTION BY THE COMPANY OF THIS INDENTURE AND THE CONTINGENT CONVERTIBLE SECURITIES, WHICH SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF ENGLAND AND WALES (IN ADDITION TO THE LAWS OF THE STATE OF NEW YORK RELEVANT TO EXECUTION).
Section 1.13 Saturdays, Sundays and Legal Holidays. The terms of the Contingent Convertible Securities shall provide that, in any case where any Interest Payment Date, Redemption Date, Maturity or Stated Maturity, if any, of a Contingent Convertible Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or the Contingent Convertible Securities other than a provision in the Contingent Convertible Securities that specifically states that such provision shall apply in lieu of this Section) payments of interest, if any, or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such
Place of Payment (or such other Business Day as shall be provided in such Contingent

Convertible Security) with the same force and effect as if made on such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, if any, provided that no interest shall accrue on such payment for the period from and after such Interest Payment Date, Redemption Date, Maturity or Stated Maturity, if any, as the case may be and provided, further, that if such next succeeding Business Day at any Place of Payment would fall in the succeeding financial year (as defined by reference to Section 390 of the Companies Act 2006) of the Company, payment may be made in full on the immediately preceding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Maturity or Stated Maturity, if any, as the case may be.
Section 1.14 Appointment of Agent for Service. The Company has designated and appointed HSBC North America Holdings Inc., currently having its address at 452 Fifth Avenue, New York, New York 10018-2706 (attention General Counsel), as its authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Contingent Convertible Securities or this Indenture which may be instituted in any State or Federal court in The City of New York. By the execution and delivery of this Indenture, the Company submits to the nonexclusive jurisdiction of any such court in any such suit or proceeding, and agrees that service of process upon said agent, together with written notice of said service to the Company, shall be deemed in every respect effective service of process upon the Company, in any such suit or proceeding. The Company further agrees to take any and all action, including the execution and filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment of said agent in full force and effect so long as any of the Contingent Convertible Securities shall be Outstanding.
Section 1.15 Calculation Agent. If the Company appoints a Calculation Agent pursuant to Section 3.01 with respect to any series of Contingent Convertible Securities, any determination of the interest rate on, or other amounts in relation to, such series of Contingent Convertible Securities in accordance with the terms of such series of Contingent Convertible Securities by such Calculation Agent shall (in the absence of manifest error) be binding on the Company, the Trustee and all Holders, and (in the absence of manifest error) no liability to the Holders shall attach to the Calculation Agent in connection with the exercise or non-exercise by it of its powers, duties and discretions.
Section 1.16    Waiver of Jury Trial. EACH OF THE COMPANY AND THE TRUSTEE
HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE CONTINGENT CONVERTIBLE SECURITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY.
Section 1.17 U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. Patriot Act, the Paying Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Paying Agent. The parties to this Indenture agree that they shall provide the Paying Agent with such information as it may request in order for the Paying Agent to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including to satisfy the requirements of the U.S.A. Patriot Act.
Section 1.18 Force Majeure. In no event shall the Trustee or the Paying Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Trustee or the Paying Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
Section 1.19 Counterparts.This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Indenture as to the parties hereto and may be used in lieu of the original Indenture and signature pages for all purposes.
ARTICLE 2
CONTINGENT CONVERTIBLE SECURITY FORMS
Section 2.01 Forms Generally. The Contingent Convertible Securities of each series shall be in such forms as shall be established by or pursuant to a Board Resolution, and in one or more indentures supplemental hereto, pursuant to Section 3.01, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any applicable law or rule or regulation made pursuant thereto or with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Contingent Convertible Securities, all as evidenced by any such execution.
The Trustee’s certificates of authentication shall be in substantially the form set forth in Section 2.02 or Section 6.14.
The definitive Contingent Convertible Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Contingent Convertible Securities may be listed, all as determined by the officers executing such Contingent Convertible Securities, as evidenced by their execution thereof.
Section 2.02 Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication shall be in substantially the following form:
CERTIFICATE OF AUTHENTICATION

This is one of the Contingent Convertible Securities of the series designated herein referred to in the within-mentioned Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH
as Trustee

By:
Authorized Signatory

ARTICLE 3
THE CONTINGENT CONVERTIBLE SECURITIES
Section 3.01 Amount Unlimited; Issuable in Series. The aggregate principal amount of Contingent Convertible Securities which may be authenticated and delivered under this Indenture is unlimited. The Contingent Convertible Securities may be issued in one or more series.
There shall be established in or pursuant to a Board Resolution, and set forth in an Officer’s Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Contingent Convertible Securities of any series:
(a)the title of the Contingent Convertible Securities of the series (which shall distinguish the Contingent Convertible Securities of the series from all other Contingent Convertible Securities);
(b)the issue date of the Contingent Convertible Securities of the series and the prices at which the Company shall issue the Contingent Convertible Securities of the series;
(c)the aggregate principal amount of the Contingent Convertible Securities of the series and any limit upon the aggregate principal amount of the Contingent Convertible Securities of the series that may be authenticated and delivered under this Indenture (except for Contingent Convertible Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Contingent Convertible Securities of the series pursuant to Section 3.04, 3.05, 3.06, 9.06 or 11.07 and except for any Contingent Convertible Securities which, pursuant to Section 3.03, are deemed never to have been authenticated and delivered hereunder);
(d)the date or dates, if any, on which the principal of (and premium, if any, on) the Contingent Convertible Securities of the series is payable and whether the Contingent Convertible Securities of the series are perpetual securities with no scheduled Stated Maturity with respect to the payment of the principal of (and premium, if any, on) the Contingent Convertible Securities of the series;

(e)under what conditions, if any, another company may be substituted as the issuer of the Contingent Convertible Securities of the series in lieu of the Company (including pursuant to Article 8);
(f)the ranking of the Contingent Convertible Securities of the series relative to the debt and equity issued by the Company, including to what extent it may rank junior in right of payment to other of the Company’s obligations or in any other manner;
(g)whether the Contingent Convertible Securities of the series are intended to qualify as capital for capital adequacy purposes;
(h)the applicable interest rate or rates, if any, on the Contingent Convertible Securities of the series or the manner of calculation of such rate or rates, if any, the date or dates, if any, from which such interest, if any, may accrue, the Interest Payment Dates on which such interest, if any, may be payable or the manner of determination of such Interest Payment Dates and the Regular Record Date for the interest payable on any Interest Payment Date, and any dates required to be established pursuant to Section 7.01;
(i)the circumstances, if any, under which any installment of interest on Contingent Convertible Securities of the series may be cancelled at the Company’s discretion or otherwise, and the limitations, if any, on the Company’s ability to make any payment of principal of (or premium, if any) or interest on Contingent Convertible Securities of the series, including situations in which the Company would be prohibited from making such payments;
(j)whether any premium, upon redemption or otherwise, shall be payable by the Company on Contingent Convertible Securities of the series;
(k)whether the Contingent Convertible Securities of the series are to be issued as Discount Securities and the amount of the discount at which such Discount Securities may be issued;
(l)provisions, if any, for the discharge and defeasance of Contingent Convertible Securities of the series;
(m)any additional condition to which payment of any principal of (or premium, if any) or interest on Contingent Convertible Securities of the series shall be subject;
(n)the Place of Payment and the dates on which the principal of (and premium, if any) and any interest on Contingent Convertible Securities of the series shall be payable, and the Paying Agent or Paying Agents who shall be authorized to pay principal of (and premium, if any) and interest on Contingent Convertible Securities of such series, at least one of which Paying Agents shall have an office or agency in the Borough of Manhattan, The City of New York;
(o)whether or not such series of Contingent Convertible Securities are to be redeemable, in whole or in part, at the Company’s option and, if so redeemable, the period or periods within which, the price or prices at which and the terms and conditions upon which, Contingent Convertible Securities of the series may be redeemed;

(p)if there are any conditions on the Company repurchasing the Contingent Convertible Securities of the series, such conditions;
(q)the obligation, if any, of the Company to redeem or purchase Contingent Convertible Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which Contingent Convertible Securities of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;
(r)if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Contingent Convertible Securities of the series in each applicable form shall be issuable;
(s)if other than the aggregate principal amount thereof, the portion, or the manner of calculation of such portion, of the principal amount of Contingent Convertible Securities of the series which shall be payable upon a declaration of acceleration or acceleration of the Maturity thereof pursuant to Section 5.02, upon redemption of Contingent Convertible Securities of any series which are redeemable before their Stated Maturity, if any, or which the Trustee shall be entitled to file and prove a claim pursuant to Section 5.04;
(t)whether Additional Amounts, pursuant to Section 10.04, shall not be payable by the Company;
(u)whether any restrictions shall be applicable to the offer, sale or delivery of Contingent Convertible Securities;
(v)if other than Dollars, provisions, if any, for the Contingent Convertible Securities of the series to be denominated, and payments thereon to be made, in Euro or Foreign Currencies and specifying the manner and place of payment thereon and any other terms with respect thereto and the manner of determining the equivalent thereof in Dollars for purposes of the definition of “Outstanding” in Section 1.01;
(w)if other than the currency in which the Contingent Convertible Securities of that series are denominated, the currency in which payment of the principal of (and premium, if any) or interest, if any, on the Contingent Convertible Securities of such series shall be payable;
(x)if the principal of (and premium, if any) or interest, if any, on the Contingent
Convertible Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a currency other than that in which the Contingent Convertible Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made;
(y) whether the Contingent Convertible Securities of the series shall be issued in whole or in part in the form of one or more Global Securities and the initial Holder with respect to such Global Security or Contingent Convertible Securities;
(z) if the Contingent Convertible Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Contingent

Convertible Security of such series or otherwise) only upon receipt of certain certificates or other documents or satisfaction of other conditions, then the form and terms of such certificates, documents or conditions;
(aa) if the amounts of payments of principal of (and premium, if any) or interest, if any, on the Contingent Convertible Securities of the series may be determined with reference to an index, reference asset or are otherwise not fixed on the original issue date thereof, the manner in which such amounts shall be determined and the Calculation Agent, if any, who shall be appointed and authorized to calculate such amounts;
(bb) the terms, if any, on which such Contingent Convertible Securities may or shall be converted into at the option of the Company or otherwise for stock or other securities of the Company (“Conversion Securities”), their cash value or a combination of these, and, if so, the nature and terms of the Conversion Securities into which such Contingent Convertible Securities are convertible and any additional or other provisions relating to such conversion, including any triggering event that may give rise to such conversion (which may include, but shall not be limited to, certain regulatory capital events), the terms upon which such conversion should occur and any specific terms relating to the adjustment thereof and the period during which such Contingent Convertible Securities may or shall be so converted;
(cc) whether the Company may conduct an offer of Conversion Securities in order to deliver cash proceeds to Holders in lieu of the Conversion Securities and the terms upon which any such offer should occur;
(dd) any other Events of Default or other category of default or covenants with respect to the Contingent Convertible Securities of such series and, if other than as specified in this Indenture, the terms thereof;
(ee) the forms of Contingent Convertible Securities of the series;
(ff) any listing of the Contingent Convertible Securities of the series on any securities exchange;
(gg)    whether Holders of the series may exercise, claim or plead any right of set-off, compensation or retention in respect of any amount owed to them by the Company arising under, or in connection with, the Contingent Convertible Securities; and
(hh) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture, except as permitted by Section 9.01(d)).
All Contingent Convertible Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in any indenture supplemental hereto.
If the forms of Contingent Convertible Securities of any series, or any of the terms thereof, are established by action taken by the Board of Directors of the Company, copies of the Board Resolutions in respect thereof shall be delivered to the Trustee at or prior to the delivery of the Company Order pursuant to Section 3.03 for the authentication and delivery of such Contingent Convertible Securities.
Section 3.02 Denominations. The Contingent Convertible Securities of each series shall be issuable in such denominations as shall be specified as contemplated by Section 3.01. In the absence of any such specification with respect to the Contingent Convertible Securities of any series, the Contingent Convertible Securities of each series shall be issuable in denominations of $1,000 and any integral multiple thereof.
Section 3.03 Execution, Authentication, Delivery and Dating. The Contingent Convertible Securities shall be executed on behalf of the Company by an Authorized Officer. Such signature may be manual or in facsimile form of any present or any future Authorized Officer and may be imprinted or otherwise reproduced on the Contingent Convertible Securities. The Company may adopt and use the signatures or facsimile signatures of the persons who shall be authorized signatories of the Company at the time of execution of the Contingent Convertible Securities, irrespective of the date as of which the same shall be executed, or of any person who shall have been an Authorized Officer, notwithstanding the fact that at the time the Contingent Convertible Securities shall be authenticated and delivered or disposed of such person shall have ceased to be an Authorized Officer, as the case may be.
At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Contingent Convertible Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Contingent Convertible Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Contingent Convertible Securities. In authenticating such Contingent Convertible Securities and accepting the additional responsibilities under this Indenture in relation to such Contingent Convertible Securities, the Trustee, upon request, shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel, each stating that the form and terms thereof have been established in conformity with the provisions of this Indenture, and complying with Section 1.02.
The Trustee shall not be required to authenticate such Contingent Convertible Securities if the issue of such Contingent Convertible Securities pursuant to this Indenture shall affect the Trustee’s own rights, duties or immunities under the Contingent Convertible Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.
Each Contingent Convertible Security shall be dated the date of its authentication.
No Contingent Convertible Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Contingent Convertible Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Contingent Convertible Security shall be conclusive evidence, and the only evidence, that such Contingent Convertible Security has been duly authenticated and delivered hereunder and that such Contingent Convertible Security is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Contingent Convertible Security shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Contingent Convertible Security to the Trustee for cancellation as provided in Section 3.09, for all purposes of this Indenture such Contingent Convertible Security shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.
Section 3.04 Temporary Contingent Convertible Securities. Pending the preparation of Contingent Convertible Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Contingent Convertible Securities substantially of the tenor of the Contingent Convertible Securities in lieu of which they are issued, which Contingent Convertible Securities may be printed, lithographed, typewritten, photocopied or otherwise produced. Temporary Contingent Convertible Securities may be issued in global or definitive form, in any authorized denomination and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Contingent Convertible Securities may determine, all as evidenced by such execution.
If temporary Contingent Convertible Securities of any series are issued, the Company shall cause, if so required by the terms of such temporary Contingent Convertible Securities, permanent Contingent Convertible Securities (whether in global or definitive form, as the case may be) of such series to be prepared without unreasonable delay. After the preparation of permanent Contingent Convertible Securities of such series, the temporary Contingent Convertible Securities of such series shall be exchangeable for permanent Contingent Convertible Securities of such series containing identical terms and provisions upon surrender of the temporary Contingent Convertible Securities of such series at the office or agency of the Company in a Place of Payment for that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Contingent Convertible Securities of any series, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, a like aggregate principal amount of permanent Contingent Convertible Securities of the same eries of authorized denominations containing identical terms and provisions. Until so exchanged, unless otherwise provided therein or in a supplemental indenture relating thereto, the temporary Contingent Convertible Securities of any series shall in all respects be entitled to the same benefits (but shall be subject to all the limitations of rights) under this Indenture as permanent Contingent Convertible Securities of such series.
Section 3.05 Registration, Registration of Transfer and Exchange.
(a)The Company shall cause to be kept a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the “Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Contingent convertible Securities and of transfers of Contingent Convertible Securities. HSBC Bank USA, National Association, is hereby appointed “Registrar” for the purpose of registering Contingent Convertible Securities and transfers of Contingent Convertible Securities as herein provided. Unless and until otherwise determined by the Company, HSBC Bank USA, National Association, shall act as Contingent Convertible Registrar and the Register shall be kept at the office of the Registrar at 452 Fifth Avenue, 8E6, New York, New York 10018-2706 (c/o Corporate Trust and Loan Agency). Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable period of time. At all reasonable times and upon prior notice the Register shall be open for inspection by the Company and its duly authorized agents.
Upon surrender for registration of transfer of any Contingent Convertible Security of a series at the office or agency of the Company in a Place of Payment for that series, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Contingent Convertible Securities of the same series, of any authorized denominations and of like tenor and aggregate principal amount.
At the option of the Holder, definitive Contingent Convertible Securities of any series may be exchanged for other Contingent Convertible Securities of such series, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the definitive Contingent Convertible Securities to be exchanged at the Place of Payment. Whenever any definitive Contingent Convertible Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Contingent Convertible Securities which the Holder making the exchange is entitled to receive.
The Company may at any time and in its sole discretion determine that the Contingent Convertible Securities of any series issued in whole or in part in the form of one or more Global Securities shall no longer be represented by such Global Security or Global Securities. In such event the Company shall execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Contingent Convertible Securities of such series, shall authenticate and deliver, definitive Contingent Convertible Securities of such series in an aggregate principal amount equal to the aggregate principal amount of the Global Security representing such series or portion thereof in exchange for such Global Security.
Unless otherwise specified by the Company pursuant to Section 3.01 with respect to the Contingent Convertible Securities of any series and subject to paragraph (b)(ii) of this Section, the Depository for such series may surrender a Global Security of such series or any portion thereof in exchange in whole or in part for definitive Contingent Convertible Securities of such series on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver such definitive Contingent Convertible Securities to the Registrar. In turn, the Registrar shall deliver such definitive Contingent Convertible Securities, without service charge,
(i)to each Person specified by such Depository a new definitive Contingent Convertible Security or Contingent Convertible Securities of such series, of like tenor and in an aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Global Security, in any authorized denomination or denominations; and
(ii)to such Depository a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of the definitive Contingent Convertible Securities delivered to such Persons.

Upon the exchange in whole of a Global Security for the definitive Contingent Convertible Securities represented thereby, such Global Security shall be cancelled by the Trustee or delivered to the Trustee for cancellation. Definitive Contingent Convertible Securities issued in exchange for a Global Security or any portion thereof pursuant to this Section shall be registered in such names and in such authorized denominations as the Depository for such Global Security shall instruct the Trustee and the Registrar. The Registrar shall deliver such definitive Contingent Convertible Securities to the Persons in whose names such Contingent Convertible Securities are so registered.
Every Contingent Convertible Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.
No service charge shall be made for any registration of transfer or exchange of Contingent Convertible Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Contingent Convertible Securities, other than exchanges pursuant to Section 3.04, 9.06 or 11.07 not involving any transfer.
All Contingent Convertible Securities issued upon any registration of transfer or exchange of Contingent Convertible Securities shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Indenture, as the Contingent Convertible Securities surrendered upon such registration of transfer or exchange.
If the Contingent Convertible Securities of any series (or of any series and specified tenor) are to be redeemed in part, the Company shall not be required (i) to issue, register the transfer of or exchange any Contingent Convertible Securities of that series (or of that series and specified tenor, as the case may be) during a period beginning at the opening of business fifteen (15) days before the day of the mailing of a notice of redemption of any such Contingent Convertible Securities selected for redemption under Section 11.03 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Contingent Convertible Security so selected for redemption in whole or in part, except the unredeemed portion of any Contingent Convertible Security being redeemed in part.
(b)The provisions of this Section 3.05(b) shall apply only to Global Securities unless otherwise specified as contemplated by Section 3.01:
(i)Each Global Security authenticated under this Indenture shall be registered in the name of the Depository designated for such Global Security or a nominee thereof and delivered to such Depository or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Contingent Convertible Security for all purposes of this Indenture.
(ii)Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for definitive Contingent Convertible Securities, and no transfer of a Global Security in whole or in part may be registered in the name of any Person other than the Depository for such Global Security or a nominee thereof unless (A) such Depository (x) has notified the Company that it is unwilling or unable to continue as Depository for such Global Security or (y) has ceased to be a clearing agency registered under the Exchange Act and a successor registered under the Exchange Act is not appointed within 90 days, (B) there shall have occurred and be continuing an Event of Default with respect to such Global Security, (C) at any time if the Company at its option and in its sole discretion determines that the Global Securities of a particular series should be exchanged for definitive Contingent Convertible Securities of that series in registered form, as provided in paragraph (a) of this Section, or (D) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by Section 3.01.
(iii)Subject to clause (ii) above, any exchange of a Global Security for other
Contingent Convertible Securities may be made in whole or in part, and all Contingent Convertible Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depository for such Global Security shall direct.
(c)Every Contingent Convertible Security authenticated and made available for delivery upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Section 3.05, Section 3.04, 3.06, 9.06 or 11.07 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Contingent Convertible Security is registered in the name of a Person other than the Depository for such Global Security or a nominee thereof.
The Agent Members and any other beneficial owners shall have no rights under this Indenture with respect to any Global Security held on their behalf by a Holder, and such Holder may be treated by the Company, the Trustee, the Paying Agent and any other agent of the Company or the Trustee as the owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, the Paying Agent or any other agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by a Holder or impair, as between any such Holder or other clearance service and its Agent Members and Holders, the operation of customary practices governing the exercise of the rights of a holder of any security, including without limitation the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder is entitled to give or take under this Indenture.
A Depository may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture with respect to the Contingent Convertible Securities.
Section 3.06 Mutilated, Destroyed, Lost and Stolen Contingent Convertible Securities. If any mutilated Contingent Convertible Security (including any Global Security) is surrendered to the Trustee, the Company may execute and the Trustee shall authenticate and deliver, in exchange therefor a new Contingent Convertible Security of the same series containing identical terms and provisions and of like amount, and bearing a number not contemporaneously outstanding.
If there shall be delivered to the Company and to the Trustee (a) evidence to their satisfaction of the destruction, loss or theft of any Contingent Convertible Security (including any Global Security) and (b) such security or indemnity as may be required by them to save each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Trustee that such Contingent Convertible Security has been acquired by a bona fide purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Contingent Convertible Security, a new Contingent Convertible Security of the same series containing identical terms and provisions and of the amount, and bearing a number not contemporaneously outstanding.
In case any such mutilated, destroyed, lost or stolen Contingent Convertible Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Contingent Convertible Security, pay such Contingent Convertible Security.
Upon the issuance of any new Contingent Convertible Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.
Every new Contingent Convertible Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Contingent Convertible Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Contingent Convertible Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Contingent Convertible Securities of that series duly issued hereunder.
The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Contingent Convertible Securities.
Section 3.07 Payment; Interest Rights Preserved. Except as otherwise provided as contemplated by Section 3.01 with respect to any series of Contingent Convertible Securities, interest, if any, on any Contingent Convertible Securities which is payable, and is paid or duly provided for, on any Interest Payment Date shall be paid, in the case of definitive Contingent Convertible Securities, to the Person in whose name such Contingent Convertible Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, or, in the case of Global Securities, to the Holder, including through a Paying Agent designated pursuant to Section 3.01, by wire transfer of same-day funds to the Holder.
Where payment is to be made in Dollars, payment at any Paying Agent’s office outside The City of New York shall be made in Dollars by check drawn on, or, at the request of the Holder, by wire transfer of same-day funds to a Dollar account maintained by the payee with, a bank in The City of New York.

Where payment is to be made in a Foreign Currency or Euro, payment shall be made as established pursuant to Section 3.01.
Subject to the foregoing provisions of this Section, each Contingent Convertible Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Contingent Convertible Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Contingent Convertible Security.
Section 3.08 Persons Deemed Owners. Prior to due presentment of a Contingent Convertible Security for registration of transfer, the Company, the Trustee, the Paying Agent and any other agent of the Company or the Trustee may treat the Person in whose name such Contingent Convertible Security is registered as the owner of such Contingent Convertible Security for the purpose of receiving (subject to Section 3.07) payment of principal of (and premium, if any) and interest, if any, on such Contingent Convertible Security and for all other purposes whatsoever, whether or not such Contingent Convertible Security be overdue, and neither the Company, the Trustee, the Paying Agent nor any other agent of the Company or the Trustee shall be affected by notice to the contrary.
Section 3.09 Cancellation. All Contingent Convertible Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Contingent Convertible Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other person for delivery to the Trustee) for cancellation any Contingent Convertible Securities previously authenticated hereunder which the Company has not issued and sold, and all Contingent Convertible Securities so delivered shall be promptly cancelled by the Trustee. No Contingent Convertible Securities shall be authenticated in lieu of or in exchange for any Contingent Convertible Securities cancelled as provided in this Section, except as expressly permitted by the provisions of the Contingent Convertible Securities of any series or pursuant to the provisions of this Indenture. The Trustee shall deliver to the Company all cancelled Contingent Convertible Securities held by the Trustee.
Section 3.10 Computation of Interest. Payments of interest on the Contingent Convertible Securities of each series shall be computed on the applicable basis set forth pursuant to Section 3.01 for Contingent Convertible Securities for such series.
Section 3.11 CUSIP Numbers. The Company in issuing the Contingent Convertible Securities may use “CUSIP” numbers (if then generally in use), and, if so, the Trustee shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Contingent Convertible Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Contingent Convertible Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee and the Paying Agent in writing of any change in the “CUSIP” numbers.

ARTICLE 4
SATISFACTION AND DISCHARGE
Upon Company Request, this Indenture shall cease to be of further effect with respect to Contingent Convertible Securities of any series (except as to any surviving rights of registration of transfer or exchange of Contingent Convertible Securities of such series herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Contingent Convertible Securities of such series when:
(a)all Contingent Convertible Securities of such series theretofore authenticated and delivered (other than (x) Contingent Convertible Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.06 and (y) Contingent Convertible Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.03) have been delivered to the Trustee for cancellation;
(b)the Company has paid or caused to be paid all other sums payable hereunder by the Company with respect to the Contingent Convertible Securities of such series; and
(c)the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Contingent Convertible Securities of such series have been complied with.
The Company shall notify the Paying Agent of the satisfaction and discharge of this Indenture with respect to the Contingent Convertible Securities of a particular series upon the execution by the Trustee of the proper instruments acknowledging such satisfaction and discharge pursuant to this Section.
Notwithstanding any satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and the Paying Agent under Section 6.07 and the obligations of the Trustee to any Authenticating Agent under Section 6.14 shall survive such satisfaction and discharge.
ARTICLE 5
REMEDIES
Section 5.01 Events of Default. “Event of Default,” wherever used herein with respect to a particular series of Contingent Convertible Securities, means (a) (i) the making by a court of competent jurisdiction in England (or such other jurisdiction in which the Company may be organized) of an order for the winding up of the Company which is not successfully appealed within thirty (30) days of the making of such order, or (ii) the adoption by shareholders of the Company of an effective resolution for the winding up of the Company (other than, in the case of either (i) or (ii) above, under or in connection with a scheme of reconstruction, merger or amalgamation not involving a bankruptcy or insolvency); or (b) any other Event of Default provided with respect to Contingent Convertible Securities of such series pursuant to Section 3.01.
Section 5.02 Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs with respect to Contingent Convertible Securities of any series and is continuing, then in every such case the Trustee or the Holder or Holders of not less than 25% in aggregate principal amount of the Outstanding Contingent Convertible Securities of such series may declare the principal amount of (or, in the case of Discount Securities, such portion of the principal amount of such Discount Securities as may be specified by the terms thereof), and any accrued but unpaid interest, if any, on, all the Contingent Convertible Securities of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by such Holder or Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable, and payments on the Contingent Convertible to the Contingent Convertible Securities of that series pursuant to Section 3.01 hereof.
At any time after such a declaration of acceleration with respect to Contingent Convertible Securities of any series has been made but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, such declaration of acceleration and its consequences (including any Event of Default under another series of Contingent Convertible Securities arising therefrom) shall be rescinded but only if the Company has paid or deposited with the Trustee a sum sufficient to pay
(a)the principal of (and premium, if any, on) any Contingent Convertible Securities of such series which has become due otherwise than by such declaration of acceleration, if any, and any due and payable interest, if any, and overdue interest, if any, thereon at the rate or rates prescribed therefor in such Contingent Convertible Securities; and
(b)all sums paid or advanced by the Trustee and the Paying Agent hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.
No such rescission shall affect any subsequent Event of Default, if any, or impair any right consequent thereon.
Section 5.03 Collection of Indebtedness and Suits for Enforcement by Trustee.
(a)Other than the limited remedies specified in Section 5.02, if an Event of Default with respect to Contingent Convertible Securities of any series occurs and is continuing, no remedy against the Company shall be available to the Trustee or any Holder of the Contingent Convertible Securities, whether for the recovery of amounts owing in respect of the Contingent Convertible Securities of such series or under this Indenture or in respect of any breach by the Company of any of its other obligations under or in respect of the Contingent Convertible Securities of such series or under this Indenture, provided that (i) the Company’s obligations to the Trustee and the Paying Agent and their rights under Section 6.07 hereof and the Trustee and the Paying Agent’s rights to have money collected applied first to pay amounts due to it under such Section pursuant to Section 5.06 hereof expressly survive any such Event of Default (and, for the avoidance of doubt, such amounts shall not be subject to any subordination provisions applicable to the Contingent Convertible Securities of such series specified pursuant to Section 3.01) and (ii) the Trustee shall have such powers as are required to be authorized to it under the Trust Indenture Act in respect of the rights of the Holders of such Contingent Convertible Securities in response to such Event of Default under the provisions of this Indenture, and provided, further, that any payments on the Contingent Convertible Securities of such series are subject to any subordination provisions applicable to the Contingent Convertible Securities of that series pursuant to Section 3.01 hereof.
(b)Subject to applicable law and unless the relevant Contingent Convertible Securities provide otherwise, claims in respect of any Contingent Convertible Security may not be set off, or be the subject of a counterclaim, by the Trustee or any Holder against or in respect of any of its obligations to the Company, and the Trustee and every Holder waives, and shall be treated for all purposes as if it had waived, any right that it might otherwise have to set-off, or to raise by way of counterclaim any of its claims in respect of any Contingent Convertible Securities or this Indenture, against or in respect of any of its obligations to the Company. No Holder shall be entitled to proceed directly against the Company except as set forth in Section 5.07 hereof.
(c)No recourse for the payment of the principal of (or premium, if any) or interest, if any, on any Contingent Convertible Security, or for any claim based thereon or otherwise in respect thereof and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in any Contingent Convertible Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, past, present or future, of the Company or of any successor corporation of the Company, either directly or through the Company or any successor corporation of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, it being expressly understood that to the extent lawful all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Contingent Convertible Securities.
Section 5.04 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, winding up or other judicial proceeding relative to the Company or any other obligor upon the Contingent Convertible Securities of any series or to the property of the Company or such other obligor or their creditors (other than under or in connection with a scheme of amalgamation or reconstruction not involving bankruptcy or insolvency), the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions authorized under the Trust Indenture Act in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys and other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of a Contingent Convertible Security to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to such Holders or holders, to pay to the Trustee and the Paying Agent any amount due to them for the reasonable compensation, expenses, disbursements and advances of the Trustee and the Paying Agent and their agents and counsel, and any other amounts due to the Trustee and the Paying Agent under Section 6.07.
Subject to Article 8 and Section 9.02, nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of any Contingent Convertible Security any plan of reorganization, arrangement, adjustment, or composition affecting any Contingent Convertible Securities or the rights of any Holder of any Contingent Convertible Security or to authorize the Trustee to vote in respect of the claim of any such Holder or holder in any such proceeding; provided that the Trustee may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.
With respect to the Contingent Convertible Securities, the provisions of this Section 5.04 are subject to any subordination provisions applicable to the Contingent Convertible Securities pursuant to Section 3.01 hereof.
Section 5.05 Trustee May Enforce Claims Without Possession of Contingent Convertible Securities. All rights of action and claim under this Indenture or the Contingent Convertible Securities may be prosecuted and enforced by the Trustee without the possession of any of the Contingent Convertible Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee and the Paying Agent and their agents and counsel pursuant to Section 6.07 and in accordance with Section 5.06, be for the ratable benefit of the Holders in respect of which such judgment has been recovered (subject, with regard to the Company, to any subordination provisions applicable to the Contingent Convertible Securities pursuant to Section 3.01 hereof).
Section 5.06 Application of Money Collected. Any money collected by the Trustee pursuant to this Article in respect of any series of Contingent Convertible Securities shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (and premium, if any) or interest, if any, upon presentation of such Contingent Convertible Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:
FIRST: To the payment of all amounts applicable to such series of Contingent Convertible Securities in respect of which or for the benefit of which such money has been collected due the Trustee and the Paying Agent under Section 6.07;
SECOND: Subject to any subordination provisions applicable to the Contingent Convertible Securities pursuant to Section 3.01 hereof, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest, if any, on such series of Contingent Convertible Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Contingent Convertible Securities for principal, if any (and premium, if any), and interest, if any, respectively; and

THIRD: To the payment of the balance, if any, to the Company or as a court of competent jurisdiction may direct.
Section 5.07 Limitation on Suits. Subject to any further limitations specified in any indenture supplemental hereto, no Holder of any Contingent Convertible Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:
(a)such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to Contingent Convertible Securities of the same series specifying such Event of Default and stating that such notice is a “Notice of Default” hereunder;
(b)the Holders of not less than 25% in aggregate principal amount of the Outstanding Contingent Convertible Securities of such series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name, as Trustee hereunder;
(c)such Holder of a Contingent Convertible Security has offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities to be incurred in compliance with such request;
(d)the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and
(e)no direction inconsistent with such written request has been given to the Trustee during such sixty-day (60-day) period by the Holders of a majority in aggregate principal amount of the Outstanding Contingent Convertible Securities of such series;
it being understood and intended that no one or more Holders of a particular series shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holders or holders, or to obtain or to seek to obtain priority or preference over any other such Holders or holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all Holders of such series.
Section 5.08 Unconditional Right of Holders to Receive Principal, Premium and Interest, if any. To the extent required by the Trust Indenture Act, and subject to any subordination and/or other provisions applicable to the Contingent Convertible Securities pursuant to Section 3.01 hereof, but otherwise notwithstanding any other provision in this Indenture, any Holder shall have the right to receive (subject to Section 3.07) payment of any principal of (and premium, if any) and interest, if any, on such Contingent Convertible Security on the respective Stated Maturities, if any, as expressed in such Contingent Convertible Security (or, in the case of redemption, on or after the Redemption Date), and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.
Section 5.09 Restoration of Rights and Remedies. If the Trustee or any Holder of any Contingent Convertible Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder or holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.
Section 5.10 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Contingent Convertible Securities in the last paragraph of Section 3.06, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.
Section 5.11 Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Contingent Convertible Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.
Section 5.12 Control by Holders. The Holders of a majority in aggregate principal amount of the Outstanding Contingent Convertible Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Contingent Convertible Securities of such series, provided that
(a)such direction shall not be in conflict with any rule of law or with this Indenture, as determined by the Trustee in its sole discretion;
(b)such direction shall not be unjustly prejudicial to the Holders of such series not taking part in the direction, as determined by the Trustee in its sole discretion;
(c)the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and
(d)no provision herein shall be deemed to require the Trustee to take any action or forebear from any action directed by Holders unless the Trustee has received security and/or indemnity satisfactory to it in its sole discretion.
Section 5.13 Waiver of Past Events of Default and Defaults. The Holders of not less than a majority in aggregate principal amount of the Outstanding Contingent Convertible Securities of any series may on behalf of all the Holders of such series waive any past Event of Default or any past default hereunder with respect to such series and its consequences, except a default

(a)in the payment of any principal of (or premium, if any, on) or any installment of interest in accordance with on any Contingent Convertible Security of such series, or
(b)in respect of a covenant or provision hereof that under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Contingent Convertible Security affected thereby.
Upon any such waiver, such Event of Default or default shall cease to exist, and any Event of Default or default with respect to any series arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Event of Default or default or impair any right consequent thereon.
Section 5.14 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Contingent Convertible Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant to such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Contingent Convertible Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest, if any, on any Contingent Convertible Security on or after the respective Stated Maturities, if any, expressed in such Contingent Convertible Security (or, in the case of redemption, on or after the Redemption Date).
ARTICLE 6
THE TRUSTEE
Section 6.01 Certain Duties and Responsibilities.
(a)The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act and this Indenture. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, including if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.
(b)Except during the continuance of an Event of Default,

(i)the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and
(ii)in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).
(c)In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.
(d)No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that
(i)this Subsection shall not be construed to limit the effect of subsection (b) of this Section;
(ii)the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and
(iii)the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in aggregate principal amount of the Outstanding Contingent Convertible Securities of any series.
Section 6.02 Notice of Events of Default. Within ninety (90) days after the occurrence of any Event of Default hereunder with respect to Contingent Convertible Securities of any series, the Trustee shall transmit in the manner and to the extent provided in Section 1.06 to Holders of such series notice of such Event of Default hereunder actually known to the Trustee, unless such Event of Default shall have been cured or waived; provided, however, that the Trustee shall be protected in withholding such notice if a trust committee of Responsible Officers of the Trustee determine in good faith that the withholding of such notice is in the interest of the Holders of such series.
Section 6.03 Certain Rights of Trustee. Subject to the provisions of Section 6.01:
(a)the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;
(b)any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any action or resolution of the Board of Directors of the Company shall be sufficiently evidenced by a Board Resolution;
(c)whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;
(d)the Trustee may consult with counsel and other professional advisors of its selection at the reasonable expense of the Company and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in conclusive reliance thereon;
(e)the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee in its sole discretion against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;
(f)the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, provided that the Company shall not be required to disclose such information which the Company is prevented from disclosing as a matter of law or contract;
(g)the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;
(h)the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;
(i)in no event shall the Trustee be responsible or liable to the Company for punitive damages or any special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;
(j)the Trustee shall not be deemed to have notice or actual knowledge of any Event of Default unless written notice of any event which is in fact such an Event of Default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Contingent Convertible Securities and this Indenture;
(k)the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Person acting as Trustee in each of its other capacities hereunder and to each agent, including, without limitation, the Agent, in its capacity as Registrar, Paying Agent and Calculation Agent (to the extent so designated pursuant to Section 3.01), custodian and other Person employed to act hereunder;
(l)the Trustee may request that the Company deliver a certificate setting forth the names of individuals and titles of officers authorized to take specified actions pursuant to this Indenture;
(m)money held by the Trustee and any Paying Agent in trust hereunder may be held uninvested and the Trustee and any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company; and
(n)the obligations of the agents under this Indenture are several and not joint.
Section 6.04 Not Responsible for Recitals or Issuance of Contingent Convertible Securities. The recitals contained herein and in the Contingent Convertible Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Contingent Convertible Securities, except that the Trustee represents and warrants that it has duly authorized, executed and delivered this Indenture. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Contingent Convertible Securities or the proceeds thereof.
Section 6.05 May Hold Contingent Convertible Securities. The Trustee, any Authenticating Agent, any Paying Agent, any Registrar and any Calculation Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Contingent Convertible Securities and, subject to Sections 6.08 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Registrar, Calculation Agent or such other agent.
Section 6.06 Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.
Section 6.07 Compensation and Reimbursement. The Company agrees:
(a)to pay to the Trustee from time to time such compensation for all services rendered by it hereunder as agreed in writing by the Company from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(b)except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the reasonable expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and
(c)to indemnify the Trustee, its directors, officers, employees and agents and any predecessor Trustee for, and to hold it harmless against, any loss, claim, damage, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder but excluding any tax liabilities of the Trustee based upon, measured by or determined by the income of the Trustee.
The Trustee shall notify the Company in writing of the commencement of any action or claim in respect of which indemnification may be sought promptly after the Trustee becomes aware of such commencement (provided that the failure to make such notification shall not affect the Trustee’s rights hereunder) and the Company shall be entitled to participate in, and to the extent it shall wish, to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Trustee; provided, however, that if the Trustee determines that an actual or potential conflict of interest exists then the Trustee shall be entitled to retain separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Trustee shall not compromise or settle any such action or claim without the written consent of the Company, which consent shall not be unreasonably withheld.
(d)As security for the performance of the obligations of the Company under this Section 6.07, the Trustee shall have a senior lien to which the Contingent Convertible Securities are hereby made subordinate, upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on the Contingent Convertible Securities. The provisions of this Section 6.07 shall survive the termination of this Indenture or the earlier resignation or removal of the Trustee and any exercise of the UK Bail-in Power by the relevant UK Resolution Authority with respect to any series of Contingent Convertible Securities.
Section 6.08 Disqualification; Conflicting Interests. If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.
Section 6.09 Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder with respect to each series which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State or District of Columbia authority and, if there be such corporation willing and able to act as trustee on reasonable and customary terms, having its corporate trust office or agency in the Borough of Manhattan, The City of New York. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.
Section 6.10 Resignation and Removal; Appointment of Successor.
(a)No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.
(b)The Trustee may resign at any time with respect to the Contingent Convertible Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 6.11 shall not have been delivered to the Trustee within thirty (30) days after the giving of such notice of resignation or notice of removal as described below, the resigning or removed Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Contingent Convertible Securities of such series. The reasonable costs and expenses (including reasonable attorney’s fees and expenses) incurred by the Trustee shall be paid by the Company.
(c)The Trustee may be removed at any time with respect to the Contingent Convertible Securities of any series by Act of the Holders of a majority in aggregate principal amount of the Outstanding Contingent Convertible Securities of such series delivered to the Trustee and to the Company.
(d)If at any time:
(i)the Trustee shall fail to comply with Section 6.08 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Contingent Convertible Security of the series as to which the Trustee has a conflicting interest for at least six (6) months, or
(ii)the Trustee shall cease to be eligible under Section 6.09 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Contingent Convertible Security for at least six (6) months, or
(iii)the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge, or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (x) the Company by a Board Resolution may remove the Trustee with respect to any or all series of Contingent Convertible Securities or (y) subject to Section 5.14, any Holder who has been a bona fide Holder of a Contingent Convertible Security for at least six (6) months (and, in the case of subparagraph (d)(i) above, who is a Holder of a Contingent Convertible Security of the series as to which the Trustee has a conflicting interest)

may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Contingent Convertible Securities and the appointment of a successor Trustee or Trustees.
(e)If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Contingent Convertible Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Contingent Convertible Securities of such series (it being understood that any successor Trustee may be appointed with respect to the Contingent Convertible Securities of one or more or all of such series and at any time there shall be only one Trustee with respect to the Contingent Convertible Securities of any particular series), and shall comply with the applicable requirements of Section 6.11. If, within one (1) year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Contingent Convertible Securities of any series shall be appointed by Act of the Holders of a majority in aggregate principal amount of the Outstanding Contingent Convertible Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Contingent Convertible Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Contingent Convertible Securities of any series shall have been so appointed by the Company or the Holders of such series and accepted appointment in the manner hereinafter required by Section 6.11, any Holder who has been a bona fide Holder of a Contingent Convertible Security of such series for at least six (6) months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Contingent Convertible Securities of such series.
(f)The Company shall give notice of each resignation and each removal of the Trustee with respect to the Contingent Convertible Securities of any series and each appointment of a successor Trustee with respect to the Contingent Convertible Securities of any series in the manner and to the extent provided in Section 1.06. Each notice shall include the name of the successor Trustee with respect to the Contingent Convertible Securities of such series and the address of its Corporate Trust Office.
Section 6.11 Acceptance of Appointment by Successor.
(a)In case of the appointment hereunder of a successor Trustee with respect to all Contingent Convertible Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee, all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

(b)In case of the appointment hereunder of a successor Trustee with respect to the Contingent Convertible Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Contingent Convertible Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Contingent Convertible Securities of such series to which the appointment of such successor Trustee relates, (ii) if the retiring Trustee is not retiring with respect to all Contingent Convertible Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Contingent Convertible Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Contingent Convertible Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Contingent Convertible Securities of such series to which the appointment of such successor Trustee relates.
(c)Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.
(d)No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.
Section 6.12 Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Contingent Convertible Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Contingent Convertible Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Contingent Convertible Securities.

Section 6.13 Preferential Collection of Claims. If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Contingent Convertible Securities of a series), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).
Section 6.14 Appointment of Authenticating Agent. The Trustee may at any time appoint an Authenticating Agent or Agents with respect to one or more series of Contingent Convertible Securities which shall be authorized to act on behalf of the Trustee to authenticate Contingent Convertible Securities of such series upon original issue, or issued upon exchange, registration of transfer or partial redemption thereof or in lieu of destroyed, lost or stolen Contingent Convertible Securities, and Contingent Convertible Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Contingent Convertible Securities by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation or national banking association organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State or District of Columbia authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.
Any corporation or national banking association into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation or national banking association succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation or national banking association shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.
An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice to the Holders in the manner and to the extent provided in Section 1.06. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
If an appointment with respect to one or more series is made pursuant to this Section, the Contingent Convertible Securities of such series may have endorsed thereon, in lieu of the Trustee’s certificate of authentication, an alternate certificate of authentication in the following form:
CERTIFICATE OF AUTHENTICATION
This is one of the Contingent Convertible Securities of the series designated herein referred to in the within-mentioned Indenture.

Date:	THE BANK OF NEW YORK MELLON, LONDON BRANCH
as Trustee

By:
as Authenticating Agent

By:
Authorized Signatory
If all of the Contingent Convertible Securities of a series may not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Contingent Convertible Securities upon original issuance located in a Place of Payment where the Company wishes to have Contingent Convertible Securities of such series authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 1.02 and need not be accompanied by an Opinion of Counsel), shall appoint in accordance with this Section an Authenticating Agent having an office in a Place of Payment designated by the Company with respect of such series of Contingent Convertible Securities.
Section 6.15 Agent’s Protections.
(a)In acting hereunder and in connection with the Contingent Convertible Securities, the Agent shall act solely as an agent of the Company and shall not thereby assume any obligations towards or relationship of agency or trust for or with any of the Holders or beneficial owners of the Contingent Convertible Securities or any other third party.
(b)The Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder except for its own willful misconduct or negligence or that of its respective officers, directors or employees.

(c)If for any reason the Paying Agent considers in its sole discretion that the amounts to be received by it shall be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims with respect to all payments then falling due with respect to the Contingent Convertible Securities, until such time as the Paying Agent has received the full amount of all such payments, the Paying Agent shall not be obliged to pay any such claims; provided that the Paying Agent shall not be prohibited from making any partial payments then falling due with respect to the Contingent Convertible Securities; and provided further that, for the avoidance of doubt, if, pursuant to Section 3.01, the terms of the Contingent Convertible Securities of a particular series provide that any installment of interest on the Contingent Convertible Securities of such series may be cancelled in part at the Company’s discretion or otherwise or limit the Company’s ability to make any payment of principal of (or premium, if any) or interest in full on the Contingent Convertible Securities of such series, including situations in which the Company would be prohibited from making such payments in full, to the extent any such partial amounts are received by the Paying Agent, it shall be considered to have received the full amount of such principal (or premium) or interest on the Contingent Convertible Securities of such series.
(d)The Agent shall be entitled to take any action or to refuse to take any action which the Agent regards as necessary for the Agent to comply with any applicable law, regulation or fiscal requirement, court order, or the rules, operating procedures or market practice of any relevant stock exchange or other market or clearing system.
ARTICLE 7
HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY
Section 7.01 Company to Furnish Trustee Names and Addresses of Holders. The Company shall furnish or cause to be furnished to the Trustee
(a)not more than fifteen (15) days after each Regular Record Date (or after each of the dates to be specified for such purpose for non-interest bearing Contingent Convertible Securities and Contingent Convertible Securities on which interest is paid less frequently than quarterly as contemplated by Section 3.01), a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date or such specified date, and
(b)at such other times as the Trustee may request in writing, within thirty (30) days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than fifteen (15) days prior to the time such list is furnished.
The Company need not furnish or cause to be furnished to the Trustee pursuant to this Section 7.01 the names and addresses of Holders if and so long as the Trustee acts as Registrar with respect to such series of Contingent Convertible Securities.
Section 7.02 Preservation of Information; Communications to Holders.
(a)The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders (i) contained in the most recent list furnished to the Trustee as provided in Section 7.01 and (ii) received by the Trustee in its capacity as Paying Agent or Registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished. The Trustee shall preserve for at least two years from the date of receipt the names and addresses of Holders filed with the Trustee, to the extent so filed.
(b)The rights of the Holders of any series to communicate with other Holders with respect to their rights under this Indenture or under the Contingent Convertible Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act.
(c)Every Holder, by receiving and holding a Contingent Convertible Security, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.02(b).
Section 7.03 Reports by Trustee.
(a)So long as any Contingent Convertible Securities are Outstanding hereunder, the Trustee shall transmit to Holders such reports dated as of such dates as are required by and in compliance with the Trust Indenture Act. Reports so required to be transmitted at stated intervals of not more than twelve (12) months shall be transmitted on or before June 1 in each year following the date hereof.
(b)A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each securities exchange upon which the Trustee has been notified that the Contingent Convertible Securities are listed, with the Commission and with the Company. The Company shall notify the Trustee when Contingent Convertible Securities are listed on any securities exchange.
Section 7.04 Reports by Company. The Company shall file with the Trustee and the Commission, and transmit to Holders, such information, documents and other reports, and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act; provided that any such information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within 15 days after the same is so filed with the Commission. The Trustee shall make all such reports available for inspection by Holders at its Corporate Trust Office.
Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates).

ARTICLE 8
CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER
Section 8.01 Company May Consolidate, etc. Only on Certain Terms. The Company may, without the consent of any Holders of any series Outstanding under this Indenture, consolidate or amalgamate with, or merge into, any other corporation, or convey, sell, transfer or lease its properties and assets substantially as an entirety to any Person, provided that:
(a)the Person formed by such consolidation or amalgamation or into which the Company is merged or the Person which acquires by conveyance, sale or transfer or which leases the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, to duly and punctually pay the principal of (and premium, if any, on) and interest, if any, on all series of Contingent Convertible Securities if and to the extent due and payable in accordance with the terms of such Contingent Convertible Securities and this Indenture (including all Additional Amounts, if any, payable pursuant to Section 10.04) and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed (provided, however, that, for the purposes of the Company’s obligation to pay Additional Amounts, if any, payable pursuant to Section 10.04 in respect of the Contingent Convertible Securities, references to such successor entity’s country of organization shall be added to references to the United Kingdom);
(b)immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default or default and no event which, after notice or lapse of time or both, would become an Event of Default or default shall have happened and be continuing; and
(c)the Company has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that such consolidation, amalgamation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.
Section 8.02 Successor Person Substituted. Upon any consolidation, amalgamation or merger or any conveyance, sale, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 8.01, the successor Person formed by such consolidation or amalgamation or into which the Company is merged or the Person to which such conveyance, sale, transfer or lease is made shall succeed to and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Contingent Convertible Securities.
Section 8.03 Assumption of Obligations. Subject to applicable law and regulation (including, if and to the extent required by the Capital Instruments Regulations at such time, the prior consent of the Relevant Regulator), with respect to the Contingent Convertible Securities of any series, a holding company of the Company or any subsidiary of the Company (a “successor entity”) may without the consent of any Holder assume the obligations of the Company (or any Person which shall have previously assumed the obligations of the Company) to duly and punctually pay the principal of (and premium, if any, on) and interest, if any, on any series of Contingent Convertible Securities if and to the extent due and payable in accordance with the terms of such Contingent Convertible Securities and this Indenture (including all Additional Amounts, if any, payable pursuant to Section 10.04) and the performance of every covenant of this Indenture and such series of Contingent Convertible Securities on the part of the Company to be performed or observed, provided that:
(a)the successor entity shall expressly assume such obligations by an amendment to this Indenture, executed by the Company and such successor entity, if applicable, and delivered to the Trustee, in form satisfactory to the Trustee, and the Company shall, by amendment to this Indenture, unconditionally guarantee (such guarantee to be given on a basis consistent with the ranking of the Contingent Convertible Securities of such series) all of the obligations of such successor entity under the Contingent Convertible Securities of such series and this Indenture as so modified by such amendment (provided, however, that, for the purposes of the Company’s obligation to pay Additional Amounts, if any, payable pursuant to Section 10.04 in respect of the Contingent Convertible Securities, references to such successor entity’s country of organization shall be added to references to the United Kingdom);
(b)such successor entity shall confirm in such amendment to this Indenture that such successor entity shall pay all Additional Amounts, if any, payable pursuant to Section 10.04 in respect of all the Contingent Convertible Securities (provided, however, that for these purposes such successor entity’s country of organization shall be substituted for the references to the United Kingdom); and
(c)immediately after giving effect to such assumption of obligations, no Event of Default or default and no event which, after notice or lapse of time or both, would become an Event of Default or default, shall have occurred and be continuing.
Upon any such assumption, the successor entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with respect to any such Contingent Convertible Securities with the same effect as if such successor entity had been named as the Company in this Indenture, and the Company or any legal and valid successor corporation which shall theretofore have become such in the manner prescribed herein, shall be released from all liability as obligor upon any such Contingent Convertible Securities except as provided in clause (a) of this Section.
In the event of any such assumption, any Additional Amounts, if any, payable pursuant to Section 10.04 shall be payable in respect of Taxes imposed by the jurisdiction in which the successor entity is organized (subject to exceptions equivalent to those that apply to any obligation to pay Additional Amounts in respect of Taxes imposed by any Taxing Jurisdiction) rather than Taxes imposed by any Taxing Jurisdiction; provided, however, that if the Company makes payment under the guarantee, the Company shall be required to pay Additional Amounts related to Taxes (subject to the exceptions set forth in Section 10.04) imposed by any Taxing Jurisdiction by reason of such payments.

ARTICLE 9
SUPPLEMENTAL INDENTURES
Section 9.01 Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:
(a)to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Contingent Convertible Securities; or
(b)to add to the covenants of the Company for the benefit of the Holders of all or any series of Contingent Convertible Securities (and, if such covenants are to be for the benefit of less than all series of Contingent Convertible Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or
(c)to add any additional Events of Default for the benefit of the Holders of all or any series of Contingent Convertible Securities (and, if such additional Events of Default are to be for the benefit of less than all series of Contingent Convertible Securities, stating that such additional Events of Default are expressly being included solely for the benefit of such series); or
(d)subject to Section 9.02 hereof, to add to, change or eliminate any of the provisions of this Indenture, or any supplemental indenture, provided that any such addition, change or elimination shall become effective only when there is no Contingent Convertible Security Outstanding of any series created prior to the execution of such supplemental indenture effecting such change or elimination which is entitled to the benefit of such provision; or
(e)to secure the Contingent Convertible Securities; or
(f)to establish the form or terms of Contingent Convertible Securities of any series as permitted by Sections 2.01 and 3.01; or
(g)to change any Place of Payment, so long as the Place of Payment as required by Section 3.01 is maintained; or
(h)to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in any supplemental indenture, provided that such action shall not adversely affect the interests of the Holders of any series in any material respect; or
(i)to make any other provisions with respect to matters or questions arising under this Indenture, provided such action shall not adversely affect the interests of the Holders of any series in any material respect; or

(j)to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Contingent Convertible Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11(b); or
(k)to change or eliminate any provision of this Indenture as permitted by Section 1.07.
Section 9.02 Supplemental Indentures With Consent of Holders. With the consent the Holders of not less than a majority in aggregate principal of the Outstanding Contingent Convertible Securities of each series affected by such supplemental Indenture (voting as a class), by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of such series under this Indenture; provided, however, that no such supplemental indenture may, without the consent of the Holder of each Outstanding Contingent Convertible Security affected thereby,
(a)change the Stated Maturity, if any, of any principal amount or any interest amounts in respect of any such Contingent Convertible Security, change the terms of any Contingent Convertible Security to include a Stated Maturity, or reduce the principal amount thereof, or the rate of interest, if any, thereon, or any premium payable upon the redemption thereof, or reduce the amount of principal of a Discount Security that would be due and payable upon an acceleration of the Maturity thereof pursuant to Section 5.02, or change the obligation of the Company (or its successor) to pay Additional Amounts pursuant to Section 10.04 (except as contemplated by Section 8.01(a) and permitted by Section 9.01(a)) on the Contingent Convertible Securities, or change any Place of Payment where, or the currency in which the principal amount of, premium, if any, or interest on, any such Contingent Convertible Security is payable or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity, if any, thereof (or, in the case of redemption, on or after the Redemption Date); or
(b)reduce the percentage in aggregate principal amount of the Outstanding Contingent Convertible Securities of any series, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or of certain defaults hereunder and their consequences) provided for in this Indenture; or
(c)change any obligation of the Company to maintain an office or agency in the places and for the purposes specified in Section 10.02; or
(d)modify any of the provisions of this Section 9.02 or Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Contingent Convertible Security affected thereby; provided, however, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to the “Trustee” and concomitant changes in this Section, or the deletion of this proviso, in accordance with the requirements of Sections 6.11(b) and 9.01(j); or
(e)change in any manner adverse to the interests of the Holders of any Contingent Convertible Securities the subordination provisions of the Contingent Convertible Securities or the terms and conditions of the obligations of the Company in respect of the due and punctual payment of any amounts due and payable on the Contingent Convertible Securities in accordance with their terms.
It shall not be necessary for any Act under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.
A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Contingent Convertible Securities, or which modifies the rights of the Holders of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of any other series.
Section 9.03 Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Officer’s Certificate and Opinion of Counsel in compliance with Section 1.02 hereof stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obliged to, enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. No supplemental indenture shall be entered into without the Agent being a party thereto or, alternatively, without the Agent’s written consent, but only to the extent the Agent’s own rights, duties or immunities under this Indenture are affected by the entry into such supplemental indenture.
Section 9.04 Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby, except as otherwise expressed therein.
Section 9.05 Conformity With Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.
Section 9.06 Reference in Contingent Convertible Securities to Supplemental Indentures. Contingent Convertible Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation prepared by the Company and acceptable to the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Contingent Convertible Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and such Contingent Convertible Securities may be authenticated and delivered by the Trustee in exchange for Outstanding Contingent Convertible Securities of such series.
ARTICLE 10
COVENANTS
Section 10.01 Payment of Principal, Premium, and Interest. The Company covenants and agrees for the benefit of each series of Contingent Convertible Securities that it shall (subject to Sections 3.07 and any subordination provisions applicable to the Contingent Convertible Securities of that series pursuant to Section 3.01 hereof) duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Contingent Convertible Securities of that series if and to the extent due and payable in accordance with the terms of the Contingent Convertible Securities and this Indenture.
Section 10.02 Maintenance of Office or Agency. The Company shall maintain in each Place of Payment for any series of Contingent Convertible Securities an office or agency where Contingent Convertible Securities of that series may be presented or surrendered for payment, where Contingent Convertible Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Contingent Convertible Securities of that series and this Indenture may be served; provided, however, that at the option of the Company, payment of any interest thereon may be made by check mailed to the address of the Person entitled herein as such address shall appear in the Register, unless such person requests payment by wire transfer pursuant to Section 3.07. With respect to the Contingent Convertible Securities of any series, such office or agency in each Place of Payment shall be specified as contemplated by Section 3.01, and if not so specified, initially shall be the Corporate Trust Office of the Trustee. Unless otherwise specified pursuant to Section 3.01, the Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where notices and demands to or upon the Company in respect of Contingent Convertible Securities of any series and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all presentations, surrenders, notices and demands.
The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York) where the Contingent Convertible Securities of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of any obligation to maintain an office or agency in each Place of Payment (except as otherwise indicated in this Section) for Contingent Convertible Securities of any series for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.
The Company undertakes that if the conclusions of the ECOFIN Council meeting of 26- 27 November 2000 are implemented, to ensure that it maintains a paying agent in a Member State of the European Union that shall not be obliged to withhold or deduct tax pursuant to the European Union Directive on the taxation of savings proposed at the ECOFIN Council meeting of 26-27 November 2000 if there is at least one Member State which does not require a paying agent to withhold or deduct tax pursuant to such Directive.
Section 10.03 Money for Payments to Be Held in Trust. If the Company shall at any time act as Paying Agent with respect to the Contingent Convertible Securities of any series, it shall, subject to any interest cancellation provisions applicable to the Contingent Convertible Securities of such series pursuant to Section 3.01, on or before each date for payment of the principal of (and premium, if any) or interest, if any, on any of the Contingent Convertible Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto in accordance with the provisions of this Indenture a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming payable until such sums shall be paid to such Persons or otherwise disposed of as herein provided and shall, subject to any interest cancellation provisions applicable to the Contingent Convertible Securities of such series pursuant to Section 3.01, promptly notify the Trustee of its failure so to act.
Whenever the Company shall have one or more Paying Agents for any series of Contingent Convertible Securities, it shall, subject to any interest cancellation provisions applicable to the Contingent Convertible Securities of such series pursuant to Section 3.01, prior to each date for payment of the principal of (and premium, if any) or interest, if any, on any Contingent Convertible Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest, if any, so becoming payable, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest in accordance with the provisions of this Indenture, and (unless such Paying Agent is the Trustee) the Company shall, subject to any interest cancellation provisions applicable to the Contingent Convertible Securities of such series pursuant to Section 3.01, promptly notify the Trustee of its action or its failure so to act. The Company shall cause each Paying Agent for any series of Contingent Convertible Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:
(a)comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent and hold all sums held by it for the payment of the principal of (and premium, if any) or interest, if any, on Contingent Convertible Securities of that series in trust for the benefit of the Persons entitled thereto in accordance with the provisions of this Indenture until such sums shall be paid to such Persons or otherwise disposed of as herein provided;
(b)give the Trustee timely notice of any default by the Company (or any other obligor upon the Contingent Convertible Securities of that series) in the making of any payment, when due and payable, or principal of (and premium, if any) or interest, if any, on Contingent Convertible Securities of that series; and

(c)at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.
The Company may at the time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee such Paying Agent shall be released from all further liability with respect to such money.
Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest, if any, on any Contingent Convertible Security of any series and remaining unclaimed for two (2) years after any such principal (and premium, if any) or interest have become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Contingent Convertible Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published at least once, in Authorized Newspapers, published in the Borough of Manhattan, The City of New York and London, England, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be paid to the Company.
Section 10.04 Additional Amounts.
(a)Unless otherwise specified in any Board Resolution establishing the terms of Contingent Convertible Securities of a series in accordance with Section 3.01, any amounts to be paid by the Company on any series of Contingent Convertible Securities shall be paid without deduction or withholding for, or on account of, any taxes, duties, assessments or governmental charges of whatever nature, present or future (“Taxes”), as are imposed or levied by or on behalf of the United Kingdom or any authority or political subdivision therein or thereof having power to tax (each, a “Taxing Jurisdiction”), unless the Company is required by a Taxing Jurisdiction to withhold or deduct any such Taxes. If any such Taxes shall at any time be required by a Taxing Jurisdiction to be deducted or withheld, the Company shall pay such additional amounts of, or in respect of, the principal of, premium, if any, and interest on, such series of Contingent Convertible Securities (“Additional Amounts”) as may be necessary in order that the net amounts paid to the Holders of such series of Contingent Convertible Securities, after such deduction or withholding, shall equal the respective amounts of principal, premium, if any, and interest, if any, that would have been received in respect of such series of Contingent Convertible Securities in the absence of such deduction or withholding; provided that no such Additional Amounts shall be payable with respect to any Contingent Convertible Security: (i) to, or to a third party on behalf of, a Holder or beneficial owner of the Contingent Convertible Securities who is liable to such Taxes in respect of such Contingent Convertible Securities by reason of the Holder or beneficial owner of such Contingent Convertible Securities having some connection with the United Kingdom other than the mere holding of such Contingent Convertible Securities, (ii) unless the Holder or beneficial owner of the Contingent Convertible Securities is unable to avoid such withholding or deduction by satisfying any statutory requirement or by making a declaration of non-residence or other similar claim for exemption to a paying agent or the relevant tax authorities (as applicable) or by notifying (and/or presenting evidence of such notification to) any tax authorities of such payment of principal or interest or by presenting the relevant Contingent Convertible Securities at the specified office of another paying agent (whether within or outside the European Union), (iii) more than 30 (thirty) days after the date on which such payment first becomes due, (iv) to, or to a third party on behalf of, a Holder or beneficial owner of the Contingent Convertible Securities who is not the sole beneficial owner of such Contingent Convertible Securities, or a portion of either, or that is a fiduciary or partnership, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership would not have been entitled to the payment of an additional amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment or (v) where such withholding or deduction is required to be made pursuant to European Council Directive 2003/48/EC (as amended from time to time) or any other EU directive implementing the conclusions of the ECOFIN Council meeting of November 26-27, 2000 on the taxation of savings income or any law implementing or complying with, or introduced in order to conform to, such directives. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of (and premium, if any) or any interest, if any, on or in respect of any Contingent Convertible Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Section and as if express mention of the payment of Additional Amounts (if applicable) were made in any provisions hereof where such express mention is not made.
(b)To the extent any Additional Amounts are payable on the Contingent Convertible Securities of a particular series, the Company shall inform the Paying Agent pursuant to a written notice of the Additional Amount that shall be payable for each $1,000 denomination (or other minimum denomination as may be specified pursuant to Section 3.01) of the Contingent Convertible Securities of such series. Upon receipt of such written notice by the Company regarding a Holder’s eligibility for payment and the amount to be paid, the Paying Agent shall make such payment. For the avoidance of doubt, the Paying Agent shall have no liability whatsoever to pay any Additional Amounts or to determine whether Additional Amounts are due.
(c)Any amounts to be paid by the Company on any series of Contingent Convertible Securities shall be paid net of any deduction or withholding imposed or required pursuant to Sections 1471 through 1474 of the Code, any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (or any law implementing such an intergovernmental agreement) (a “FATCA Withholding Tax”), and the Company shall not be required to pay Additional Amounts on account of any FATCA Withholding Tax.

(d)With respect to any series of Contingent Convertible Securities, any Paying Agent shall be entitled to make a deduction or withholding from any payment which it makes under the Contingent Convertible Securities of such series and this Indenture for or on account of (i) any present or future taxes, duties or charges if and to the extent so required by any applicable law and (ii) any FATCA Withholding Tax (together, “Applicable Law”). In either case, the Paying Agent shall make any payment after a deduction or withholding has been made pursuant to Applicable Law and shall report to the relevant authorities the amount so deducted or withheld. However, such deduction or withholding shall not apply to payments made under the Contingent Convertible Securities of such series and this Indenture through the relevant clearing systems. In all cases, the Paying Agent shall have no obligation to gross up any payment made subject to any deduction or withholding pursuant to Applicable Law. In addition, amounts deducted or withheld by the Paying Agent under this Section 10.04(d) shall be treated as paid to the Holder of a Contingent Convertible Security, and the Company shall not pay Additional Amounts in respect of such deduction or withholding, except to the extent the provisions in this Section 10.04 explicitly provide otherwise.
Section 10.05 Withholding Information. The Company and the Agent shall cooperate with each other and shall, upon reasonable request, provide each other with reasonable access to, and copies of, documents or information in their possession necessary for each of the Company and the Agent to comply with any withholding tax or tax information reporting obligations imposed on any of them, including any obligations imposed pursuant to an agreement with a governmental authority (such information, “Withholding Information”). The Company and the Agent further consent to the disclosure, transfer and reporting of such Withholding Information to any relevant government or taxing authority, any member of the Company or Agent’s corporate group, any sub-contractors, agents, service providers or associates of the Company or Agent’s corporate group, and any person making payments to the Company or Agent or a member of the Company or Agent’s corporate Group to the extent that the Company or the Agent, as applicable, reasonably determines that such disclosure, transfer or reporting is necessary or warranted to facilitate compliance with FATCA and to the extent such disclosure is not prohibited by applicable law. The Company agrees to inform the Agent as soon as reasonably practical in writing of any changes to the Withholding Information supplied to the Agent from time to time.
Section 10.06 Corporate Existence. Subject to Article 8, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.
Section 10.07 Statement as to Compliance. The Company will deliver to the Trustee, on or before a date not more than six months after the end of each fiscal year of the Company (which on the date hereof is December 31) ending after the date hereof, a certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Company’s compliance with all conditions and covenants under this Indenture, whether an Event of Default or default has occurred, and, if an Event of Default or default has occurred, specifying all such defaults and the nature thereof of which they may have knowledge. For purposes of this paragraph such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

Section 10.08 Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 10.02 and Section 10.04 with respect to the Contingent Convertible Securities of any series if, before the time for such compliance, the Holders of at least a majority in aggregate principal amount of the Contingent Convertible Securities of such series at the time Outstanding shall, by Act of such Holders and on behalf of all Holders of Contingent Convertible Securities of that series, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.
ARTICLE 11
REDEMPTION OF CONTINGENT CONVERTIBLE SECURITIES
Section 11.01 Applicability of Article. Contingent Convertible Securities of any series shall be redeemable in accordance with their terms (subject to the applicable provisions of the Capital Instruments Regulations or other applicable law) and, except as otherwise specified pursuant to Section 3.01 for Contingent Convertible Securities of any series, in accordance with this Article.
Section 11.02 Election to Redeem; Notice to Trustee. The election of the Company to redeem any Contingent Convertible Securities shall be evidenced by a Board Resolution. The Company shall, at least thirty (30) days and no more than sixty (60) days prior to the Redemption Date fixed by the Company, notify the Holders of such Redemption Date, of the principal amount of Contingent Convertible Securities of such series to be redeemed, and shall notify the Trustee of such election at least five (5) Business Days prior to the date on which the notice of redemption is sent to Holders (unless a shorter notice period shall be satisfactory to the Trustee). In the case of any redemption of Contingent Convertible Securities of any series prior to the expiration of any restriction on such redemption provided in the terms of such Contingent Convertible Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officer’s Certificate evidencing compliance with or waiver of such restrictions.
Section 11.03 Selection by Trustee of Contingent Convertible Securities to be Redeemed. If less than all the Contingent Convertible Securities of any series are to be redeemed, the particular Contingent Convertible Securities to be redeemed shall be selected not more than sixty (60) days nor less than thirty (30) days prior to the Redemption Date by the Trustee, from the Outstanding Contingent Convertible Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate, subject to applicable Depository procedures, and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Contingent Convertible Securities of that series or any multiple thereof) of the aggregate principal amount of Contingent Convertible Securities of such series of a denomination larger than the minimum authorized denomination for Contingent Convertible Securities of that series.

The Trustee shall promptly notify the Company in writing of the Contingent Convertible Securities selected for redemption and, in the case of any Contingent Convertible Securities selected for partial redemption, the principal amount thereof to be redeemed.
For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Contingent Convertible Securities shall relate in the case of any Contingent Convertible Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Contingent Convertible Security which has been or is to be redeemed.
Section 11.04 Notice of Redemption. Unless otherwise provided as contemplated by Section 3.01 with respect to any series of Contingent Convertible Securities, notice of redemption shall be given not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date to each Holder to be redeemed in the manner and to the extent provided in Section 1.06.
All notices of redemption shall state:
(a)the Redemption Date,
(b)the Redemption Price,
(c)if less than all the Outstanding Contingent Convertible Securities of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the Contingent Convertible Securities to be redeemed,
(d)that, subject to any conditions contained in the indenture supplemental hereto establishing the terms of the Contingent Convertible Securities to be redeemed, on the Redemption Date the Redemption Price shall become due and payable upon each such Contingent Convertible Security to be redeemed and, if applicable, that interest thereon shall cease to accrue on or after the said date,
(e)the place or places where such Contingent Convertible Securities are to be surrendered for payment of the Redemption Price, and
(f)the CUSIP number or numbers, if any, with respect to such Contingent Convertible Securities.
Notice of redemption of Contingent Convertible Securities to be redeemed at the selection of the Company shall be given by the Company or, at the Company’s Request and upon provision to the Trustee of such notice information, by the Trustee in the name and at the expense of the Company.
Section 11.05 Deposit of Redemption Price. On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as Paying Agent, segregate and hold in trust as provided in Section 10.03) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued but unpaid interest, if any, on, all the Contingent Convertible Securities which are to be redeemed on that date.

Section 11.06 Contingent Convertible Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Contingent Convertible Securities so to be redeemed shall, subject to any conditions contained in the indenture supplemental hereto establishing the terms of the Contingent Convertible Securities of such series, become due and payable at the Redemption Price therein specified on the Redemption Date, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Contingent Convertible Securities shall cease to accrue interest. Upon surrender of any such Contingent Convertible Security for redemption in accordance with said notice, such Contingent Convertible Security shall be paid by the Company at the Redemption Price, together with accrued but unpaid interest (if any) to the Redemption Date; provided, however, that unless otherwise specified as contemplated by Section 3.01, a payment of interest which is payable on an Interest Payment Date which is on or before the Redemption Date, shall be payable to the Holders of such Contingent Convertible Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Date according to the terms of the Contingent Convertible Securities and the provisions of Section 3.07.
If any Contingent Convertible Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium shall, until paid, bear interest from and after the Redemption Date in accordance with the terms of such Contingent Convertible Security and the provisions of Section 3.07.
Section 11.07 Contingent Convertible Securities Redeemed in Part. Any Contingent Convertible Security which is to be redeemed only in part shall be surrendered at a Place of Payment therefor (if the Company or the Trustee so requires, with due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Contingent Convertible Security without service charge payable by the Holder, a new Contingent Convertible Security or Contingent Convertible Securities of the same series of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Contingent Convertible Security so surrendered.
ARTICLE 12
SUBORDINATION OF CONTINGENT CONVERTIBLE SECURITIES
Section 12.01 Status. One or more indentures supplemental to this Indenture shall provide that the payment of the principal of (and premium, if any) and interest, if any, on a series of Contingent Convertible Securities be subordinated to the extent and in the manner described in such indenture supplemental hereto, to the claims of the holders of certain other present and future obligations of the Company. Each Contingent Convertible Security shall constitute our direct, unsecured and subordinated obligations, ranking equally without any preference among themselves. The rights and claims of the Holders of any series of Contingent Convertible Securities shall be subordinated as described in the applicable indenture supplemental hereto with respect to such series.

IN WITNESS WHEREOF, the Company, the Trustee and the Paying Agent and Registrar have caused this Indenture to be duly executed, all as of the day and year first above written.

HSBC HOLDINGS PLC,
as Issuer

By:	/s/ Iain Mackay
Name:	Iain Mackay
Title:	Group Finance Director

THE BANK OF NEW YORK MELLON, LONDON BRANCH
as Trustee

By:	/s/ Beth Kleeh
Name:	Beth Kleeh
Title:	Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as Paying Agent and Registrar,

By:	/s/ Annette Kos-Culkin
Name:	Annette Kos-Culkin
Title:	Vice President
[Signature Page to Contingent Convertible Securities Indenture]